Subsequent Events (Details) - EOS ENERGY STORAGE, LLC [Member] - USD ($)	Sep. 10, 2020	Aug. 10, 2020
Subsequent events, description		The Company entered into a memorandum of agreement with Holtec Power, Inc. (“Holtec”), its joint venture partner under which Holtec has subscribed to an equity investment in the Company of $10 million. As of September 30, 2020, Holtec had funded $7.5 million of the subscribed amount. The remaining $2.5 million was funded on October 16, 2020.
Forecast [Member]
Subsequent events, description		The Company entered into a memorandum of agreement with Holtec Power, Inc. (“Holtec”), its joint venture partner under which Holtec has subscribed to an equity investment in the Company of $10 million. As of September 10, 2020, Holtec has funded $4 million of the subscribed amount. The remaining $6 million is expected to be funded prior to the close of the Company’s proposed business combination with BMRG.
Issued phase notes	$ 4,850,000
Price per share	$ 0.50